COMPANY                                                                                                   JURISDICTION
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Collins & Aikman Products Co.                                                                                 Delaware
Carcorp, Inc.*                                                                                                Delaware
Collins & Aikman Accessory Mats, Inc.                                                                         Delaware
Collins & Aikman Automotive Mats, LLC                                                                         Delaware
Collins & Aikman Asset Services, Inc.                                                                         Delaware
CW Management Corporation1                                                                                    Delaware
Hopkins Services, Inc.2                                                                                      Minnesota
SAF Services Corporation3                                                                                     Delaware
Collins & Aikman Automotive Exteriors, Inc.                                                                   Delaware
Synova Plastics, LLC4                                                                                         Michigan
Collins & Aikman Automotive International, Inc.                                                               Delaware
Collins & Aikman Canada Domestic Holding Company                                                              Delaware
Collins & Aikman Automotive Canada Company                                                                 Nova Scotia
C&A Canada Holding Company                                                                                 Nova Scotia
C&A Canada Holding Company I                                                                               Nova Scotia
C&A Canada Holding Company II                                                                              Nova Scotia
Collins & Aikman Carpet & Acoustics (MI), Inc.                                                                Delaware
Collins & Aikman Carpet & Acoustics (TN), Inc.                                                               Tennessee
Collins & Aikman Development Company                                                                          Delaware
Collins & Aikman Disaster Relief Fund, Inc.                                                             North Carolina
Collins & Aikman Export Corporation                                                                  U.S. Virgin Isles
Collins & Aikman Fabrics, Inc.                                                                                Delaware
Collins & Aikman Foundation                                                                                 California
Collins & Aikman Holdings Canada Inc.                                                                           Canada
Collins & Aikman Canada Inc.                                                                                    Canada
C & A Canada International Holdings Limited5                                                                    Canada
Collins & Aikman Luxembourg, S.A.6                                                                          Luxembourg
Collins & Aikman International Corporation                                                                    Delaware
Collins & Aikman Europe, Inc.                                                                                 Delaware
Collins & Aikman (Gibraltar) Limited                                                                Gibraltar/Delaware
C & A Canada International Holding Company                                                                      Canada
Collins & Aikman Europe S.A.7                                                                               Luxembourg
Permali do Brasil Industria e Comercio Ltda.                                                                    Brazil
Plascar Participacoes Industriais S.A.8                                                                         Brazil

-----------------------------
1        10% owned by Willis Corroon Corporation of North Carolina
2        10% owned by O'Brien & Gere of North America, Inc.
3        10% owned by Unicare, Inc.
4        JV - 51% membership interest held by Jackson Plastics; 49% by Collins
         & Aikman Auto. Exteriors.
5        75% owned by Collins & Aikman Automotive Canada Company and 25% by
         Collins & Aikman Canada Inc.
6        1% owned by Temmes Management Services, B.V.
7        49% owned by Collins & Aikman (Gibraltar) Ltd.; 30% owned by Collins &
         Aikman Luxembourg S.A.; 21% owned by C&A Canada International Holdings
         Limited

COMPANY                                                                                                   JURISDICTION
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Collins & Aikman do Brasil Ltda                                                                                 Brazil
Rosario Project S.A.                                                                                         Argentina
Collins & Aikman Automotive Holding GmbH                                                                       Germany
Collins & Aikman Automotive Systems GmbH                                                                       Germany
Dura Convertible Systems GmbH                                                                                  Germany
Collins & Aikman Automotive Trim GmbH                                                                          Germany
Collins & Aikman Automotive Systems Italy Srl9                                                                   Italy
Collins & Aikman Holdings (Italy) S.r.l.                                                                         Italy
Collins & Aikman Automotive Company Italia S.r.l.                                                                Italy
Collins & Aikman Automotive Systems S.L.10                                                                       Spain
Collins & Aikman Automotive Trim B.V.B.A.11                                                                    Belgium
Collins & Aikman Europe B.V.                                                                               Netherlands
Collins & Aikman Automotive Floormats Europe, B.V.                                                         Netherlands
Collins-Aikman Otomotiv Yedek Parca retim Sanayive Ticaret Limited Sirketi 12                                  Turkey
Collins & Aikman Holdings B.V.                                                                             Netherlands
Collins & Aikman Automotive Trim B.V.                                                                      Netherlands
Collins & Aikman Automotive s.r.o.                                                                      Czech Republic
Collins & Aikman Holding AB                                                                                     Sweden
Collins & Aikman Automotive Systems AB*                                                                         Sweden
Collins & Aikman Holdings Limited                                                                       United Kingdom
Collins & Aikman Automotive Fabrics Limited                                                             United Kingdom
Collins & Aikman Automotive Limited*                                                                    United Kingdom
Collins & Aikman Automotive Systems Limited                                                             United Kingdom
Collins & Aikman Automotive Carpet Products (UK) Limited                                                United Kingdom
Abex Plastic Products Limited                                                                           United Kingdom
Manchester Kigass International Limited                                                                 United Kingdom
Premier Springs & Pressings Limited                                                                     United Kingdom
Collins & Aikman Automotive Trim Limited                                                                United Kingdom
AS Collins & Aikman  UK Ltd.                                                                            United Kingdom
Collins & Aikman Automotive UK Limited                                                                  United Kingdom
Collins & Aikman Products GmbH                                                                                 Austria
Collins & Aikman Holdings, S.A. de C.V.                                                                         Mexico
Collins & Aikman Automotive Company de Mexico S.A. de C.V.                                                      Mexico
Collins & Aikman Automotive Management Services Company Mexico, S.A. de C.V.13                                  Mexico

-----------------------------------------
Footnote continued from previous page.

8        100% owned by Permali, but 43.4% of value is publicly traded preferred stock.
9        25% owned by Collins & Aikman Europe B.V. and 75% owned by Collins &
         Aikman Europe S.A.
10       .00028% owned by Collins & Aikman Holdings Limited.
11       19,799 shares owned by Collins & Aikman Europe S.A. and 1 share owned by Collins & Aikman Automotive
         Systems AB
12       99.25% owned by Collins & Aikman Europe B.V., and .75% owned by Collins
         & Aikman Products Co.
13       Minority interest shares owned by Collins & Aikman International
         Corporation

                                                                     -2-

COMPANY                                                                                                   JURISDICTION
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Collins & Aikman Automotive Hermosillo, S.A. de C.V. 14                                                         Mexico
Collins & Aikman Management Hermosillo, S.A. de C.V.13                                                          Mexico
Collins & Aikman Carpet & Acoustics, S.A. de C.V.                                                               Mexico
Collins & Aikman de Mexico, S.A. de C.V.                                                                        Mexico
Dura Convertible Systems de Mexico, S.A. de C.V.                                                                Mexico
Servitop, S.A. de C.V.15                                                                                        Mexico
Collins & Aikman Interiors, Inc.                                                                              Delaware
Collins & Aikman Automotive Interiors, Inc.                                                                   Delaware
Collins & Aikman Automotive (Argentina), Inc.                                                                 Delaware
Collins & Aikman Automotive (Asia), Inc.                                                                      Delaware
Collins & Aikman Automotive International Services, Inc.                                                      Delaware
Collins & Aikman Automotive Overseas Investment, Inc.                                                         Delaware
Collins & Aikman Intellimold, Inc.                                                                            Michigan
Riopelle Realty Limited                                                                                         Canada
Collins & Aikman - MOBIS, LLC16                                                                               Delaware
Collins & Aikman Plastics, Inc.                                                                               Delaware
ACAP, LLC17                                                                                                   Michigan
Becker Group, L.L.C.                                                                                          Michigan
Brut Plastics, Inc.                                                                                           Michigan
Engineered Plastic Products, Inc.18                                                                           Michigan
Collins & Aikman Properties, Inc.                                                                             Delaware
Comet Acoustics, Inc. (note: all assets sold)                                                                 Delaware
Dura Convertible Systems, Inc.                                                                                Delaware
Amco Convertible Fabrics, Inc.                                                                                Delaware
Gamble Development Company                                                                                   Minnesota
Collins & Aikman Automotive Services, LLC19                                                                   Delaware
JPS Automotive, Inc.                                                                                          Delaware
New Baltimore Holdings, LLC                                                                                   Michigan
Owosso Thermal Forming, LLC                                                                                   Delaware
Southwest Laminates, Inc.                                                                                     Delaware
Synova Carpets, LLC20                                                                                   North Carolina
Waterstone Insurance, Inc.                                                                                     Vermont

--------------------------------------------
14       1 share owned by Collins & Aikman Automotive Company de Mexico, S.A.
         de C.V.
15       1% owned by Amco de Mexico S.A. de C.V.
16       JV - 75% owned by Collins & Aikman Products Co.; 25% owned by Hyundai
         MOBIS.
17       JV - 47% owned by Collins & Aikman Plastics, Inc. and 53% owned by
         Mexican Industries
18       55% (550 Class A Common Stock) owned by Gerald Edwards and 45% (450
         Class B Common Stock) owned by Becker Group, LLC.
19       Minority interest wned by Wickes Asset Management, Inc.
20       JV- 55% membership interest held by Henry L. Jackson and 45% by Collins
         & Aikman Products Co.

                                                                     -3-

COMPANY                                                                                                   JURISDICTION
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Wickes Asset Management, Inc.                                                                                 Delaware
Wickes Manufacturing Company                                                                                  Delaware

                                                                     -4-